Exhibit 32.1
Certifications of the
Principal Executive Officer and Principal Financial Officer
Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of The Sarbanes-Oxley Act Of 2002
In connection with the Quarterly Report on Form 10-Q of Aeglea BioTherapeutics, Inc. (the “Company”) for the quarterly period ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Cameron Turtle, Chief Operating Officer of the Company, and Scott Burrows, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2023	/s/ Cameron Turtle
Cameron Turtle
Chief Operating Officer
(Principal Executive Officer)

/s/ Scott Burrows
Scott Burrows
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)